Semiannual Report March 31, 2001
Oppenheimer Intermediate Municipal Fund

REPORT HIGHLIGHTS

President's Letter
An Interview with Your Fund's Managers
Financial Statements

CONTENTS

1	President’s Letter

3	An Interview with Your Fund’s Managers

9	Financial Statements

28	Officers and Trustees

Fund Objective

Oppenheimer Intermediate Municipal Fund seeks a high level of current income exempt from federal income tax.

Cumulative Total Returns*

For the Six-Month Period Ended 3/31/01

	Without	With
	Sales Chg.	Sales Chg.

Class A	5.03%	1.35%

Class B	4.63	0.63

Class C	4.64	3.64

Average Annual Total Returns*

For the 1-Year Period Ended 3/31/01

	Without	With
	Sales Chg.	Sales Chg.

Class A	7.73%	3.96%

Class B	7.00	3.00

Class C	6.95	5.95

*	See Notes on page 7 for further details.

PRESIDENT’S LETTER

James C. Swain Chairman Oppenheimer Intermediate Municipal Fund	Bridget A. Macaskill President Oppenheimer Intermediate Municipal Fund

Dear Shareholder,

As we approach the midpoint of 2001, the best policy in this investment landscape appears to be “proceed with care.” While perhaps less trying for some than 2000, this year is proving to be a time when patience and prudence will best serve investors.

      The lessons provided by a volatile and difficult market have reinforced many of the basic investment principles we have discussed in this letter from time to time. Over the past year, market volatility has been a powerful reminder of the importance of investment diversification—the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles. In addition, the markets have confirmed that rather than chasing investment fads, relying on sound business fundamentals is a better way to try to achieve investment success over the long term.

      As we look forward, we are optimistic, with some reservations. Our reserve arises from the fact that the U.S. economy has been growing only moderately during 2001. Yet our optimism stems from reassuring signs, such as the Federal Reserve Board’s cuts of key short-term interest rates. These rate cuts, combined with the possibility of a federal income tax cut, may help stimulate the economy.

      Our current situation has mixed implications for stocks and bonds. While slowed growth may mean decelerated corporate earnings growth, lower interest rates could bolster stock valuations. Similarly, slower economic growth has helped interest-rate-sensitive securities, such as those issued by the U.S. Government, but may have a negative effect on credit-sensitive corporate bonds.

      1 OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

PRESIDENT’S LETTER

      In overseas markets, we believe potential investment opportunities may reside in Europe, which appears to be experiencing slow, steady growth bolstered by the strengthening euro and falling oil prices. Signs are less encouraging in Japan, where the economy generally remains weak. Lower interest rates are buoying the economies of the emerging markets—but slowing growth, plus Mideast tensions, could cast a shadow over these regions.

      In this environment, we intend to adhere to the same proven investment principles that have driven our funds’ past success: broad diversification to help reduce risks, an unwavering focus on business fundamentals to seek likely winners and a long-term perspective that preserves the integrity of each fund’s investment approach. Regardless of the short-term movements in the financial markets, these principles—fundamental parts of The Right Way to Invest—should serve investors well in 2001 and beyond.

Sincerely,

James C. Swain	Bridget A. Macaskill

April 23, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict the performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks.

2 OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND’S MANAGERS

Portfolio Management
Team
 Jerry Webman
Merrell Hora

Q. How did the Fund perform during the six months that ended March 31, 2001?

A. Oppenheimer Intermediate Municipal Fund returned positive performance though it did not perform as well as its peer group of intermediate tax-exempt funds. While the Fund benefited from its emphasis on high quality municipal issues, its six-month results were hampered somewhat by its “barbell maturity” structure and by credit problems for one minor holding.

What is a “barbell maturity” structure?

The Fund was more heavily weighted toward either end of the maturity spectrum, with more investments in the 1- to 5-year and 10- to 20-year maturity ranges than in the middle range (5-10 years). By constructing the Fund in this way, we can achieve an average duration (a measure of interest-rate sensitivity) comparable to that of a fund concentrated in the middle of the maturity spectrum, while realizing two advantages. We use the longer maturity bonds to capture more income for the fund, since they generally pay higher coupon rates. The shorter maturity holdings offset the greater risk associated with the long-term securities. While this structure gave us a slightly longer average duration than our peers, which decreased returns during the period, we believe this barbell structure provides us with a solid balance of risk exposure versus return potential. In fact, the standardized yield for the Fund’s Class A Shares for the 30 days ended March 31, 2001, was a very competitive 4.22%.

How did the slowing economy affect the Fund?

It triggered a bond market rally, which hampered the Fund, and a flight to quality which benefited the Fund.

3 OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND’S MANAGERS

“We’ve taken significant steps to enhance our risk management of the portfolio.”

      After January, the Federal Reserve took aggressive action to put the slowing U.S. economy back on a rapid-growth trajectory. The Fed slashed its key short-term rates by 1.0% in January and by 0.50% in mid-March. In response, the municipal bond market rallied. Across the board, yields on municipal bonds fell and prices rose. Yields for bonds that mature in less than 10 years fell faster than yields on longer term issues (i.e., more than 10 years), which tend to be more sensitive to the risk of inflation. The biggest gains were in the middle of the yield curve, among bonds with 5- to 10-year maturities. Since the Fund had a smaller allocation to this area than many of its competitors, it didn’t participate in the rally as fully as it might have.

      On the other hand, the Fund benefited from a large allocation to high quality bonds. The discouraging economic picture sent many investors looking for alternatives to equities. As they flocked to Treasury securities and other high quality bonds, the increased demand helped to support the prices of investment-grade municipal holdings. In fact, even though the supply of municipal bonds increased over the six months, the demand was strong enough to absorb the additional inventory and keep prices strong.

How did you alter the Fund’s portfolio during this period?

We took steps to enhance our risk management of the portfolio. For instance, to better manage the Fund’s yield-curve exposure, we’re using proprietary analytical software to project how various parts of the yield curve will behave under different scenarios. By having a greater understanding of the impact of specific risks to the portfolio, we can better ascertain how and when we can afford to be more aggressive.

4 OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

Average Annual Total Returns with Sales Charge For the Periods Ended 3/31/01[1]

Class A
1-Year	5-Year	10-Year

3.96%	4.37%	5.86%

Class B		Since
1-Year	5-Year	Inception

3.00%	4.15%	4.34%

Class C		Since
1-Year	5-Year	Inception

5.95%	4.32%	4.01%

Standardized Yields[2]

For the 30-days Ended 3/31/01

Class A	4.22%

Class B	3.61

Class C	3.62

What other changes did you make?

We’ve been more proactive about reducing troubled credit situations. For instance, the Fund was adversely affected during this half-year by a revenue bond for an energy co-generation plant. Skyrocketing fuel prices severely impaired the plant’s cash flow and income outlook. Accordingly, we eliminated this exposure.

      In addition, we used our analytical programs to help reduce the Fund’s call exposure to decrease the risk posed by individual issuers. Callable bonds can be redeemed by the issuers before they mature. This is most likely to happen when interest rates decline, because the issuers can then issue new debt at a lower coupon. So, when interest rates drop and the bond market rallies, some callable bonds will be redeemed by the issuers, and prices of some of the remaining callable issues may not appreciate as much as comparable noncallable issues. Our analytic models help to reduce the possibility of getting caught in this trap. They identify issues, callable or otherwise, that may do well in a market rally, and help us determine a fair price to pay for those securities.

What is your outlook for the Fund?

The overall outlook for municipals is positive. We don’t believe prices can go much higher—prices are already at historically high levels—but we don’t believe they are likely to decline much. Lofty as their prices are, municipals are still relatively inexpensive compared to Treasury securities. And, as long as the economy remains sluggish, investor demand for high quality alternatives to stocks should keep upward pressure on municipal prices.

1.	See Notes on page 7 for further details.

2.	Standardized yield is based on net investment income for the 30-day period ended March 31, 2001. Falling share prices will tend to artificially raise yields.

5 OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND’S MANAGERS

      Having said that, we must add that recently we’ve seen the first signs of systemic weakness in state and local economies. State tax collections, from both individuals and corporations, have declined, especially in the South and Midwest. Also, a slowing economy could mean fewer revenues for projects like toll roads, so we will be watching the Fund’s credit exposure carefully. This attention to risk management, combined with our commitment to maintaining the Fund’s income level, is what makes Oppenheimer Intermediate Municipal Fund part of The Right Way to Invest.

Top Ten Largest Positions by State[4]

New York	15.2%

Pennsylvania	11.9

California	9.9

Michigan	5.6

Illinois	5.1

New Jersey	3.7

Ohio	3.5

Alaska	3.4

Connecticut	3.3

Indiana	3.0

3.	Portfolio data is subject to change. Percentages are as of March 31, 2001, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor’s rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 14.99% of total investments) but for which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager’s judgment, to securities rated by a rating agency in the same category.

4.	Portfolio is subject to change. Percentages are as of March 31, 2001, and are based on net assets.

6 OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund’s performance may be subject to fluctuations and current performance may be less than the results shown. For updates on the Fund’s performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show the effects of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

While municipal bond funds seek to pay tax-exempt income, a portion of the Fund’s dividends may be taxable. Capital gains distributions, if any, by the Fund are taxable as capital gains. For investors subject to alternative minimum tax, a portion of the Fund’s dividends may increase that tax.

Class A shares were first publicly offered on 11/11/86. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 3.50%. The Fund’s maximum sales charge for Class A shares was lower prior to 2/1/92, so actual performance may have been higher.

Class B shares of the Fund were first publicly offered on 9/11/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 4% (1-year) and 1% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the different calculations of performance is in the Fund’s Statement of Additional Information.

7 OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

Financials

8 OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2001 / Unaudited

	Ratings:		Market
	Moody's/	Principal	Value
	S&P/Fitch	Amount	See Note 1

Municipal Bonds and Notes—98.4%

Alaska—3.4%

AK HFA RB, Series A-2, 5.65%, 12/1/10	Aaa/AAA/AAA	$1,300,000	$1,386,892

Northern Tobacco Securitization Corp./AK

Tobacco Settlement Asset Backed RB, 6.20%, 6/1/22	Aa3/A/A+	3,000,000	3,044,700

			4,431,592

California—9.9%

Berkeley, CA HF RRB, Alta Bates Medical Center, Prerefunded, Series A, 6.50%, 12/1/11	A2/A+	2,680,000	2,858,488

CA SCDAU Revenue Refunding COP, Cedars-Sinai Medical Center, Inverse Floater, 7.17%, 11/1/15[1]	A1/NR	3,500,000	3,613,750

CA SCDAU Revenue Refunding COP, Cedars-Sinai Medical Center, MBIA Insured, 6.50%, 8/1/12[2]	Aaa/AAA	1,000,000	1,158,530

Folsom, CA CFD No. 10 SPTX Bonds, 6.30%, 9/1/12	NR/NR	1,625,000	1,742,309

Riverside Cnty., CA Refunding COP, Air Force Village West, Inc., Prerefunded, Series A, 8.125%, 6/15/12	NR/NR	2,290,000	2,467,979

Sacramento, CA Cogeneration RB, Procter & Gamble Cogeneration Project, Prerefunded, 6.375%, 7/1/10	NR/AAA	600,000	680,868

Sacramento, CA Cogeneration RB, Procter & Gamble Cogeneration Project, Unrefunded Balance, 6.375%, 7/1/10	NR/BBB-/BBB	500,000	538,295

			13,060,219

Colorado—2.6%

Denver, CO City & Cnty. Airport RB, 7.593%, 11/15/14[3,4]	NR/NR	1,000,000	1,183,940

Denver, CO City & Cnty. Airport RB, 7.593%, 11/15/15[3,4]	NR/NR	1,500,000	1,759,035

Meridian Metropolitan District, CO GORB, 7.50%, 12/1/11	Baa1/NR	500,000	515,095

			3,458,070

Connecticut—3.3%

CT DAU RB, Mystic Marinelife Aquarium Project, Series A, 6.875%, 12/1/17	NR/NR	1,000,000	1,006,610

Mashantucket, CT Western Pequot Tribe Special RB, Prerefunded, Series A, 6.50%, 9/1/05[4]	Aaa/AAA	1,240,000	1,387,014

Mashantucket, CT Western Pequot Tribe Special RB, Sub. Lien, Series B, 5.60%, 9/1/09[4]	Baa3/NR	600,000	630,354

Mashantucket, CT Western Pequot Tribe Special RB, Unrefunded Balance, Series A, 6.50%, 9/1/05[4]	Baa3/BBB-	1,260,000	1,367,276

			4,391,254

Delaware—0.9%

DE EDAU RB, Student Housing University Courtyard Project, Series A, 5.75%, 8/1/14	NR/AA	1,080,000	1,138,882

9 OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Ratings:		Market
	Moody's/	Principal	Value
	S&P/Fitch	Amount	See Note 1

Florida—1.7%

FL HFA MH RRB, Series C, 6%, 8/1/11	NR/AAA	$1,000,000	$1,080,210

Grand Haven, FL CDD SPAST Bonds, Series A, 6.30%, 5/1/02	NR/NR	1,156,000	1,160,000

			2,240,210

Hawaii—0.9%

HI Airport System RRB, Series B, FGIC Insured, 6.50%, 7/1/15	Aaa/AAA/AAA	1,000,000	1,124,580

Illinois—5.1%

Chicago, IL BOE GOB, Chicago School Reform Project, MBIA Insured, 6.25%, 12/1/11	Aaa/AAA/AAA	1,000,000	1,156,570

Du Page Cnty., IL Forest Preserve GOB, Zero Coupon, 5.70%, 11/1/17[5]	Aaa/AAA	4,000,000	1,726,600

IL Education Facilities Authority RB, DePaul University, 5.625%, 10/1/16	Aaa/AAA/AAA	1,000,000	1,065,310

IL HFAU RRB, Franciscan Sisters Health Care Project, Escrowed to Maturity, Series C, MBIA Insured, 6%, 9/1/19	Aaa/AAA	2,000,000	2,204,400

Southwestern IL DAU Hospital RB, St. Elizabeth Medical Center, 8%, 6/1/10	NR/A	500,000	511,640

			6,664,520

Indiana—3.0%

IN Bond Bank RB, State Revolving Fund Program, Series A, 6.875%, 2/1/12	NR/AAA	1,135,000	1,267,035

Indianapolis, IN Airport Authority RB, SPF Federal Express Corp. Project, 7.10%, 1/15/17	Baa2/BBB	2,500,000	2,658,525

			3,925,560

Kentucky—0.7%

Kenton Cnty., KY AB RB, SPF Delta Airlines Project, Series A, 6.125%, 2/1/22	Baa3/BBB-	910,000	889,507

Maine—0.6%

ME Educational LMC Student Loan RRB, Series A-4, 6.05%, 11/1/04	Aaa/NR	750,000	790,935

Massachusetts—1.9%

MA POAU RB, Series 1999A, 5.75%, 10/1/29	Baa3/BB+	2,500,000	2,518,450

Michigan—5.6%

Detroit, MI GORB, Series B, FGIC Insured, 7%, 4/1/04	Aaa/AAA	2,000,000	2,190,420

Jackson, MI Downtown Development GOB, FSA

Insured, 5.75%, 6/1/13	Aaa/AAA/AAA	1,195,000	1,300,973

MI Hospital FAU RRB, Greater Detroit Sinai Hospital, Series 1995, 6%, 1/1/08	Baa3/NR	2,500,000	2,408,500

Romulus, MI Community Schools RB, 6%, 5/1/12	Aaa/AAA/AAA	1,250,000	1,411,550

			7,311,443

10 OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

	Ratings:		Market
	Moody's/	Principal	Value
	S&P/Fitch	Amount	See Note 1

Minnesota—0.8%

Southern MN MPA CAP RRB, Series A, MBIA Insured, Zero Coupon, 5.72%, 1/1/20[5]	Aaa/AAA	$2,800,000	$1,053,696

Missouri—1.9%

St. Louis, MO Airport RB, 6%, 1/1/04	Baa3/BBB-	1,250,000	1,282,787

St. Louis, MO Airport RB, 6%, 1/1/08	Baa3/BBB-	1,250,000	1,278,137

			2,560,924

Nebraska—0.8%

NE Higher Education Loan Program RB, Jr. Sub. Lien, Series A-6, MBIA Insured, 5.90%, 6/1/03	Aaa/AAA/AAA	960,000	995,098

Nevada—0.8%

Henderson, NV WSS GOB, Series A, FGIC Insured, 5.25%, 9/1/14	Aaa/AAA/AAA	1,000,000	1,031,230

New Hampshire—1.7%

Manchester, NH Redevelopment & HAU RB, Series A, 6.75%, 1/1/14	NR/A/A	2,000,000	2,188,440

New Jersey—3.7%

NJ EDAU RRB, First Mtg. Franciscan Oaks Project, 5.60%, 10/1/12	NR/NR	2,500,000	2,301,625

NJ EDAU SPF RB, Continental Airlines, Inc. Project, 6.25%, 9/15/19	Ba2/BB	1,500,000	1,435,920

NJ HCF FAU RB, Columbus Hospital, Series A, 7.50%, 7/1/21	B2/B	1,330,000	1,151,394

			4,888,939

New York—15.2%

Nassau Cnty., NY Improvement District Refunding GOUN, Series F, 7%, 3/1/14	Aaa/AAA/AAA	2,000,000	2,376,060

NYC GOB, Prerefunded, Series F, 8.40%, 11/15/07	Aaa/AAA/AAA	2,500,000	2,618,850

NYC IDAU SPF RB, Terminal One Group Assn Project, 6%, 1/1/08	A3/A-/A-	2,000,000	2,119,860

NYC IDAU SPF RB, Terminal One Group Assn Project, 6.10%, 1/1/09	A3/A-/A-	2,000,000	2,114,260

NYS DA RRB, CUS, Series B, 6%, 7/1/14	A3/AA-	1,000,000	1,123,280

NYS DA RRB, Mount Sinai Health, Series A, 6.50%, 7/1/15	Baa1/BBB+/A-	1,000,000	1,091,780

NYS HFA RRB, NYC HF, Series A, 6.375%, 11/1/04	A3/A	2,000,000	2,161,660

NYS MTAU Dedicated Tax Fund RB, Series A, FGIC

Insured, 6.125%, 4/1/14	Aaa/AAA/AAA	1,000,000	1,133,050

NYS Thruway Authority Service Contract RRB, 6%, 4/1/11	A3/AA-	2,500,000	2,753,800

Onondaga Cnty., NY IDA SWD Facility RRB, Solvay Paperboard LLC Project, 6.80%, 11/1/14	NR/NR	2,500,000	2,528,550

			20,021,150

11 OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Ratings:		Market
	Moody's/	Principal	Value
	S&P/Fitch	Amount	See Note 1

Ohio—3.5%

Montgomery Cnty., OH HCF RRB, Series B, 6%, 2/1/10	NR/NR	$1,000,000	$861,210

OH Air Quality DAU PC RRB, Series A, 6.10%, 8/1/20	Baa3/BB+	1,500,000	1,506,555

OH Air Quality DAU PC RRB, Ohio Edison, Series C, 5.80%, 6/1/04	Baa3/BB-	2,000,000	2,048,500

OH Solid Waste RB, Republic Engineered Steels, Inc.

Project, 9%, 6/1/21[6,7]	NR/NR	1,600,000	236,800

			4,653,065

Oklahoma—2.4%

OK Industrial Authority Health Systems RB, Baptist Medical Center, Series C, AMBAC Insured, 7%, 8/15/05	Aaa/AAA/AAA	955,000	1,082,196

Tulsa, OK Municipal Airport Trust RRB, American Airlines/AMR Corp., 7.35%, 12/1/11	Baa1/BBB-	2,000,000	2,113,500

			3,195,696

Pennsylvania—11.9%

Allegheny Cnty., PA HDAU RB, West Pennsylvania Health System, Series B, 9.25%, 11/15/22	B1/B+/B+	1,250,000	1,250,200

Carbon Cnty., PA IDAU RRB, Panther Creek Partners Project, 6.65%, 5/1/10	NR/BBB-	2,000,000	2,053,980

Lehigh Cnty., PA GP RRB, Kidspeace Obligation Group, 6%, 11/1/18	Ba2/NR	4,165,000	3,648,082

PA EDFAU RR RB, Northampton Generating, Sr. Lien, Series A, 6.40%, 1/1/09	NR/BBB-	2,500,000	2,495,150

Philadelphia, PA Airport RB, FGIC Insured, 5.375%, 6/15/14	Aaa/AAA/AAA	2,000,000	2,070,320

Philadelphia, PA Airport RRB, FGIC Insured, 5.375%, 6/15/12	Aaa/AAA/AAA	1,500,000	1,576,575

Schuylkill Cnty., PA IDAU RR RRB, Schuylkill Energy Resources, Inc., 6.50%, 1/1/10	NR/NR/BB+	2,670,000	2,602,022

			15,696,329

South Carolina—2.8%

Florence Cnty., SC IDV RB, Stone Container Project, 7.375%, 2/1/07	NR/NR	710,000	708,239

SC Tobacco Settlement Management Authority RB, Series B, 6%, 5/15/22	A1/A/A+	3,000,000	2,953,890

			3,662,129

12 OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

	Ratings:		Market
	Moody's/	Principal	Value
	S&P/Fitch	Amount	See Note 1

Tennessee—2.1%

Chattanooga-Hamilton Cnty., TN HA RB, Erlanger Medical Center, Prerefunded, Series B, FSA Insured, Inverse Floater, 9.981%, 5/25/21[1]	Aaa/AAA	$1,500,000	$1,567,500

Memphis Shelby Cnty., TN Airport Authority RRB, Series A, MBIA Insured, 6.25%, 2/15/11	Aaa/AAA	1,000,000	1,133,530

			2,701,030

Texas—2.7%

Dallas-Fort Worth, TX International Airport Facilities Improvement Corp. RB, American Airlines, Inc., 7.25%, 11/1/30	Baa1/BBB-	1,000,000	1,047,950

Harris Cnty., TX Refunding Bonds, Toll Road, Sub Lien, 5.125%, 8/15/17	Aa1/AA+/AA+	1,475,000	1,482,080

North Central TX HFDC RB, Series A, 7%, 11/15/10	NR/NR	1,100,000	1,078,077

			3,608,107

Utah—1.6%

Davis Cnty., UT Solid Waste Management & Recovery RRB, Special Service District, Prerefunded, 6.125%, 6/15/09	Aaa/A	2,000,000	2,154,020

Vermont—0.7%

VT SAC Educational Loan RB, Series A-3, FSA Insured, 6.25%, 6/15/03	Aaa/AAA	900,000	938,457

Washington—2.7%

Port Seattle, WA SPF RB, Series B, 5.75%, 9/1/14	Aaa/AAA/AAA	1,280,000	1,362,022

WA GOUN, Series S-5, FGIC Insured, Zero Coupon, 5.34%, 1/1/18[5]	Aaa/AAA/AAA	2,000,000	836,700

WA PP Supply System RRB, Nuclear Project No. 2, Series A, FGIC Insured, Zero Coupon, 4.49%, 7/1/09[5]	Aaa/AAA/AAA	2,000,000	1,385,260

			3,583,982

District of Columbia—0.9%

DC Hospital RRB, Medlantic Healthcare Group, Series A, MBIA Insured, 6%, 8/15/12	Aaa/AAA/AAA	1,000,000	1,142,410

U.S. Possessions—2.6%

PR Municipal FAU GOB, Series PA-638A, 7.438%, 8/1/13[3,4]	NR/NR	1,925,000	2,373,795

Virgin Islands PFAU RB, Series A, 5.625%, 10/1/10	NR/BBB-	1,000,000	1,056,500

			3,430,295

Total Investments, at Value (Cost $125,888,316)		98.4%	129,450,219

Other Assets Net of Liabilities		1.6	2,043,604

Net Assets		100.0%	$131,493,823

13 OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

To simplify the listings of securities, abbreviations are used per the table below:

AB	Airport Board	IDV	Industrial Development

BOE	Board of Education	IDA	Industrial Development Agency

CAP	Capital Appreciation	IDAU	Industrial Development Authority

CDD	Community Development District	LMC	Loan Marketing Corp.

CFD	Community Facilities District	MH	Multifamily Housing

COP	Certificates of Participation	MPA	Municipal Power Agency

CUS	City University System	MTAU	Metropolitan Transportation Authority

DA	Dormitory Authority	NYC	New York City

DAU	Development Authority	NYS	New York State

EDAU	Economic Development Authority	PC	Pollution Control

EDFAU	Economic Development Finance Authority	PFAU	Public Finance Authority

FAU	Finance Authority	POAU	Port Authority

GP	General Purpose	PP	Public Power

GOB	General Obligation Bonds	RB	Revenue Bonds

GORB	General Obligation Refunding Bonds	RR	Resource Recovery

GOUN	General Obligation Unlimited Nts.	RRB	Revenue Refunding Bonds

HA	Hospital Authority	SAC	Student Assistance Corp.

HAU	Housing Authority	SCDAU	Statewide Communities Development Authority

HCF	Health Care Facilities	SPAST	Special Assessment

HDAU	Hospital Development Authority	SPF	Special Facilities

HF	Health Facilities	SPTX	Special Tax

HFA	Housing Finance Agency	SWD	Solid Waste Disposal

HFAU	Health Facilities Authority	WSS	Water & Sewer System

HFDC	Health Facilities Development Corp.

1.	Represents the current interest rate for a variable rate bond known as an “inverse floater.” See Note 1 of Notes to Financial Statements.

2.	Securities with an aggregate market value of $480,790 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

3.	Represents the current interest rate for a variable or increasing rate security.

4.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $8,701,414 or 6.62% of the Fund’s net assets as of March 31, 2001.

5.	Zero coupon bond reflects the effective yield on the date of purchase.

6.	Identifies issues considered to be illiquid or restricted—See Note 6 of Notes to Financial Statements.

7.	Issuer is in default.

As of March 31, 2001, securities subject to the alternative minimum tax amount to $35,585,938 or 27.06% of the Fund’s net assets.

See accompanying Notes to Financial Statements.

14 OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited

March 31, 2001

Assets Investments, at value (cost $125,888,316)—see accompanying statement	$129,450,219

Cash	48,465

Receivables and other assets:

Interest	2,161,345

Shares of beneficial interest sold	383,535

Other	23,755

Total assets	132,067,319

Liabilities Payables and other liabilities:

Dividends	348,849

Shareholder reports	80,618

Distribution and service plan fees	79,262

Shares of beneficial interest redeemed	36,299

Transfer and shareholder servicing agent fees	12,013

Daily variation on futures contracts	9,531

Trustees’ compensation	43

Other	6,881

Total liabilities	573,496

Net Assets	$131,493,823

Composition of Net Assets Paid-in capital	$134,360,717

Undistributed net investment income	141,784

Accumulated net realized loss on investment transactions	(6,567,221)

Net unrealized appreciation on investments	3,558,543

Net Assets	$131,493,823

Net Asset Value Per Share Class A Shares:

Net asset value and redemption price per share (based on net assets of $95,150,325 and 6,502,163 shares of beneficial interest outstanding)	$14.63

Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)	$15.16

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $18,889,767 and 1,291,059 shares of beneficial interest outstanding)	$14.63

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $17,453,731 and 1,195,159 shares of beneficial interest outstanding)	$14.60

See accompanying Notes to Financial Statements.

15 OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended March 31, 2001

Investment Income Interest	$4,028,276

Expenses Management fees	321,809

Distribution and service plan fees:

Class A	115,004

Class B	90,428

Class C	84,815

Shareholder reports	79,444

Transfer and shareholder servicing agent fees	25,574

Custodian fees and expenses	10,503

Accounting service fees	6,000

Trustees’ compensation	1,843

Other	29,082

Total expenses	764,502

Less expenses paid indirectly	(7,561)

Net expenses	756,941

Net Investment Income	3,271,335

Realized and Unrealized Gain (Loss) Net realized gain (loss) on:

Investments	(397,249)

Closing of futures contracts	(56,748)

Closing and expiration of option contracts written	20,970

Net realized loss	(433,027)

Net change in unrealized appreciation on investments	3,560,673

Net realized and unrealized gain	3,127,646

Net Increase in Net Assets Resulting from Operations	$6,398,981

See accompanying Notes to Financial Statements.

16 OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	March 31, 2001	Sept. 30,
	(Unaudited)	2000

Operations Net investment income	$3,271,335	$7,113,195

Net realized gain (loss)	(433,027)	(6,134,194)

Net change in unrealized appreciation (depreciation)	3,560,673	1,698,137

Net increase in net assets resulting from operations	6,398,981	2,677,138

Dividends and/or Distributions to Shareholders Dividends from net investment income:

Class A	(2,434,090)	(5,444,951)

Class B	(379,850)	(801,595)

Class C	(357,600)	(821,842)

Distributions from net realized gain:

Class A	—	(770,641)

Class B	—	(124,867)

Class C	—	(137,356)

Beneficial Interest Transactions Net increase (decrease) in net assets resulting from beneficial interest transactions:

Class A	(6,257,451)	(21,194,571)

Class B	477,805	(237,454)

Class C	(240,101)	(3,862,911)

Net Assets

Total decrease	(2,792,306)	(30,719,050)

Beginning of period	134,286,129	165,005,179

End of period (including undistributed net investment income of $141,784 and $41,989, respectively)	$131,493,823	$134,286,129

See accompanying Notes to Financial Statements.

17 OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

	Six Months					Year
	Ended					Ended
	March 31, 2001				Sept. 30,
Class A	(Unaudited)	2000	1999	1998	1997	1996

Per Share Operating Data Net asset value, beginning of period	$14.28	$14.76	$15.65	$15.16	$14.69	$14.69

Income (loss) from investment operations:

Net investment income	.37	.72	.72	.69	.80	.79

Net realized and unrealized gain (loss)	.34	(.39)	(.88)	.51	.45	(.01)

Total income (loss) from investment operations	.71	.33	(.16)	1.20	1.25	.78

Dividends and/or distributions to shareholders:

Dividends from net investment income	(.36)	(.72)	(.71)	(.71)	(.78)	(.78)

Distributions from net realized gain	—	(.09)	(.02)	—	—	—

Total dividends and/or distributions to shareholders	(.36)	(.81)	(.73)	(.71)	(.78)	(.78)

Net asset value, end of period	$14.63	$14.28	$14.76	$15.65	$15.16	$14.69

Total Return, at Net Asset Value[1]	5.03%	2.48%	(1.08)%	8.14%	8.72%	5.41%

Ratios/Supplemental Data Net assets, end of period (in thousands)	$95,150	$99,032	$124,273	$106,909	$87,111	$83,253

Average net assets (in thousands)	$97,292	$106,818	$118,906	$97,001	$85,590	$82,217

Ratios to average net assets:[2]

Net investment income	5.16%	5.13%	4.72%	4.58%	5.35%	5.35%

Expenses	0.96%	0.94%	0.90%	0.94%[3]	1.02%[3]	1.02%[3]

Portfolio turnover rate	22%	74%	10%	53%	31%	53%

1.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2.	Annualized for periods of less than one full year.

3.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

	Six Months				Year
	Ended				Ended
	March 31, 2001				Sept. 30,
Class B	(Unaudited)	2000	1998	1999	1997[1]	1996

Per Share Operating Data Net asset value, beginning of period	$14.28	$14.76	$15.65	$15.16	$14.69	$14.69

Income (loss) from investment operations:

Net investment income	.32	.62	.62	.59	.67	.66

Net realized and unrealized gain (loss)	.34	(.39)	(.89)	.50	.46	—

Total income (loss) from investment operations	.66	.23	(.27)	1.09	1.13	.66

Dividends and/or distributions to shareholders:

Dividends from net investment income	(.31)	(.62)	(.60)	(.60)	(.66)	(.66)

Distributions from net realized gain	—	(.09)	(.02)	—	—	—

Total dividends and/or distributions to shareholders	(.31)	(.71)	(.62)	(.60)	(.66)	(.66)

Net asset value, end of period	$14.63	$14.28	$14.76	$15.65	$15.16	$14.69

Total Return, at Net Asset Value[2]	4.63%	1.71%	(1.83)%	7.32%	7.88%	4.56%

Ratios/Supplemental Data Net assets, end of period (in thousands)	$18,890	$17,972	$18,856	$13,537	$7,690	$2,858

Average net assets (in thousands)	$18,164	$18,498	$17,203	$10,830	$4,763	$1,440

Ratios to average net assets:[3]

Net investment income	4.38%	4.36%	3.96%	3.92%	4.54%	4.51%

Expenses	1.72%	1.70%	1.66%	1.69%[4]	1.79%[4]	1.81%[4]

Portfolio turnover rate	22%	74%	10%	53%	31%	53%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3.	Annualized for periods of less than one full year.

4.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

19 OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

	Six Months					Year
	Ended					Ended
	March 31, 2001					Sept. 30,
Class C	(Unaudited)	2000	1999	1998		1997	1996

Per Share Operating Data Net asset value, beginning of period	$14.25	$14.73	$15.62	$15.13		$14.67	$14.67

Income (loss) from investment operations:

Net investment income	.32	.62	.61	.58		.66	.68

Net realized and unrealized gain (loss)	.34	(.39)	(.88)	.51		.47	(.01)

Total income (loss) from investment operations	.66	.23	(.27)	1.09		1.13	.67

Dividends and/or distributions to shareholders:

Dividends from net investment income	(.31)	(.62)	(.60)		(.60)	(.67)	(.67)

Distributions from net realized gain	—	(.09)	(.02)	—		—	—

Total dividends and/or distributions to shareholders	(.31)	(.71)	(.62)		(.60)	(.67)	(.67)

Net asset value, end of period	$14.60	$14.25	$14.73	$15.62		$15.13	$14.67

Total Return, at Net Asset Value[1]	4.64%	1.71%	(1.84)%		7.34%	7.85%	4.63%

Ratios/Supplemental Data Net assets, end of period (in thousands)	$17,454	$17,282	$21,876	$17,673		$13,940	$10,908

Average net assets (in thousands)	$17,034	$18,906	$21,036	$16,367		$11,970	$9,015

Ratios to average net assets:[2]

Net investment income	4.39%	4.37%	3.96%		3.85%	4.57%	4.56%

Expenses	1.72%	1.70%	1.66%	1.69%	%[3]	1.77%[3]	1.78%[3]

Portfolio turnover rate	22%	74%	10%		53%	31%	53%

1.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2.	Annualized for periods of less than one full year.

3.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1.	Significant Accounting Policies

Oppenheimer Intermediate Municipal Fund (the Fund) is a separate series of Oppenheimer Municipal Fund, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek a high level of current income exempt from federal income tax. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund intends to invest no more than 20% of its total assets in inverse floaters. Inverse floaters amount to $5,181,250 as of March 31, 2001. Including the effect of leverage, inverse floaters represent 3.94% of the Fund’s total assets as of March 31, 2001.

21 OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1.	Significant Accounting Policies Continued

Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of March 31, 2001, securities with an aggregate market value of $236,800, representing 0.18% of the Fund’s net assets, were in default.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of September 30, 2000, the Fund had available for federal tax purposes an unused capital loss carryover as follows:

Expiring

2008	$196,064

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

22 OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

Other.

Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

      The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the Guide), as revised, effective for fiscal years beginning after December 15, 2000. The Fund is currently performing an analysis to determine any necessary accounting changes as a result of the Guide, which will be implemented during the fiscal year beginning October 1, 2001.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.	Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2001		Year Ended September 30, 2000
	Shares	Amount	Shares	Amount

Class A

Sold	496,663	$7,226,267	1,163,684	$16,634,283

Dividends and/or distributions reinvested	123,923	1,794,368	326,801	4,681,187

Redeemed	(1,053,437)	(15,278,086)	(2,974,289)	(42,510,041)

Net decrease	(432,851)	$(6,257,451)	(1,483,804)	$(21,194,571)

Class B

Sold	138,684	$2,010,948	332,417	$4,772,600

Dividends and/or distributions reinvested	16,497	238,856	42,695	611,338

Redeemed	(122,851)	(1,771,999)	(394,129)	(5,621,392)

Net increase (decrease)	32,330	$477,805	(19,017)	$(237,454)

Class C

Sold	179,297	$2,593,475	311,943	$4,469,853

Dividends and/or distributions reinvested	17,016	245,927	47,117	673,935

Redeemed	(213,775)	(3,079,503)	(631,187)	(9,006,699)

Net decrease	(17,462)	$(240,101)	(272,127)	$(3,862,911)

23 OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

Notes to Financial Statements Unaudited / Continued

3.	Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended March 31, 2001, were $28,424,194 and $33,492,541, respectively.

4.	Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% of the first $100 million of average annual net assets, 0.45% of the next $150 million, 0.425% of the next $250 million, and 0.40% of average annual net assets in excess of $500 million. The Fund’s management fee for the six months ended March 31, 2001, was an annualized rate of 0.49%, before any waiver by the Manager if applicable.

Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. Prior to January 1, 2001, OFS performed these services on an at-cost basis. Beginning January 2001, OFS is paid at an agreed upon per account fee.

Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

	Aggregate	Class A	Commissions	Commissions	Commissions
	Front-End	Front-End	on Class A	on Class B	on Class C
	Sales Charges	Sales Charges	Shares	Shares	Shares
Six Months	on Class A	Retained by	Advanced by	Advanced by	Advanced by
Ended	Shares	Distributor	Distributor[1]	Distributor[1]	Distributor[1]

March 31, 2001	$41,351	$10,083	$—	$27,697	$14,314

1.	The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

	Class A	Class B	Class C
	Contingent Deferred	Contingent Deferred	Contingent Deferred
Six Months	Sales Charges	Sales Charges	Sales Charges
Ended	Retained by Distributor	Retained by Distributor	Retained by Distributor

March 31, 2001	$5,000	$11,879	$—

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

24 OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended March 31, 2001, payments under the Class A plan totaled $115,004 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $11,858 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

      The Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended March 31, 2001, were as follows:

Distributor's
			Distributor's	Aggregate
			Aggregate	Unreimbursed
			Unreimbursed	Expenses as %
	Total Payments	Amount Retained	Expenses	of Net Assets
	Under Plan	by Distributor	Under Plan	of Class

Class B Plan	$90,428	$70,737	$232,580	1.23%

Class C Plan	84,815	10,745	412,169	2.36

25 OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

Notes to Financial Statements Unaudited / Continued

5.	Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices (“financial futures”) or debt securities (“interest rate futures”) in order to gain exposure to, or to seek to protect against, changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

      Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of March 31, 2001, the Fund had outstanding futures contracts as follows:

				Unrealized
	Number of		Valuation as of	Appreciation
Contract Description	Expiration Date	Contracts	March 31, 2001	(Depreciation)

Contracts to Purchase

U.S. Long Bond	6/20/01	30	$3,125,625	$(3,750)

U.S. Treasury Nts., 2 yr	6/27/01	25	5,149,609	390

				$(3,360)

26 OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

6.	Illiquid Securities

As of March 31, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of March 31, 2001, was $236,800, which represents 0.18% of the Fund’s net assets.

7.	Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

      The Fund had no borrowings outstanding during the six months ended or at March 31, 2001.

27 OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

A Series of Oppenheimer Municipal Fund

Officers and Trustees	James C. Swain, Trustee and Chairman of the Board

Bridget A. Macaskill, Trustee and President

William L. Armstrong, Trustee

Robert G. Avis, Trustee

George C. Bowen, Trustee

Jon S. Fossel, Trustee

Sam Freedman, Trustee

Raymond J. Kalinowski, Trustee

C. Howard Kast, Trustee

Robert M. Kirchner, Trustee

Andrew J. Donohue, Vice President and Secretary

Merrell Hora, Vice President

Jerry Webman, Vice President

Brian W. Wixted, Treasurer

Robert J. Bishop, Assistant Treasurer

Scott T. Farrar, Assistant Treasurer

Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OppenheimerFunds Services

Servicing Agent

Custodian of	Citibank, N.A.

Portfolio Securities

Independent Auditors	Deloitte & Touche LLP

Legal Counsel	Myer, Swanson, Adams and Wolf, P.C.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

For more complete information about Oppenheimer Intermediate Municipal Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203

© Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

28 OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it’s automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.1 So call us today, or visit our website—we’re here to help.

Internet
24-hr access to account information and transactions2
www.oppenheimerfunds.com

General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048

Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457

PhoneLink
24-hr automated information and automated transactions
1.800.533.3310

Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET
1.800.843.4461

OppenheimerFunds Market Hotline
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

eDocs Direct
Receive shareholder report and prospectus notifications for
your funds via email. Sign up at www.oppenheimerfunds.com.

Ticker Symbols	Class A: OPITX	Class B: OIMBX	Class C: OITCX

      1. Automatic investment plans do not assure profit or protect against losses in declining markets.
      2. At times this website may be inaccessible or its transaction feature may be unavailable.

RS0860.001.0301 May 30, 2001